UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2022

TPCO Holding Corp.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	0-56348	98-1566338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Leigh Avenue, San Jose, California	95125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (669) 279-5390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 14, 2022, TPCO Holding Corp., a British Columbia corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Coastal Holding Company, LLC (“Coastal”), Coast L Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Buyer”), Coastal MergerSub1, Inc., a California corporation and a wholly owned subsidiary of Buyer (“Merger Sub 1”), Coastal MergerSub2, LLC, a California limited liability company and a wholly owned subsidiary of Buyer (“Merger Sub 2”), Julian Michalowski, as the Equityholders’ Representative, and the other parties thereto (the “Merger Agreement”). The Merger Agreement relates to the Company’s acquisition of Coastal described below under Item 2.01 of this Current Report on Form 8-K. The information contained in Item 2.01of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On November 14, 2022, the Company terminated the Unit Purchase Agreement, dated as of October 1, 2021 and as subsequently amended, by and among the Company, Coastal, certain members of Coastal and certain other parties thereto, relating to the Company’s acquisition of Coastal (the “Former Coastal Agreement”). The Former Coastal Agreement was terminated and superseded by the Merger Agreement, and the Company’s acquisition of Coastal was consummated by the Merger Agreement rather than the Former Coastal Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On November 14, 2022, the Company completed its previously announced acquisition of Coastal, a retail dispensary license holder and operator founded in Santa Barbara in 2018. Coastal operates six dispensaries located in Santa Barbara, Pasadena, West Los Angeles, Stockton, Concord, and Vallejo, with two additional delivery depots. The total consideration for the acquisition of Coastal was comprised of approximately $28.3 million in cash and 25 million of the Company’s common shares, no par value (the “Common Shares”). Approximately $16.2 million of the cash consideration was previously advance to Coastal by the Company pursuant to the Former Coastal Agreement. Of the total cash consideration, approximately $19.2 million was used by Coastal to repay indebtedness and settlement obligations and $9 million was used to acquire the remaining equity of a Coastal dispensary located in Pasadena, California. Transfer of Coastal’s Concord location will occur (with no additional payment by the Company) upon completion of regulatory approvals.

The acquisition of Coastal was completed pursuant to the Merger Agreement, which terminated and superseded the Former Coastal Agreement. Pursuant to the terms of the Merger Agreement, Merger Sub 1 merged with and into Coastal, and then Coastal, as the survivor of that first merger, merged with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity and a wholly-owned subsidiary of Buyer and an indirect subsidiary of the Company (collectively, the “Merger”).

As a result of the Merger, each outstanding membership unit of Coastal held by the former owners of Coastal (the “Sellers”) was converted into the right to receive its pro rata share of a total 25 million shares of Buyer common stock (“Buyer Shares”) as specified in the Merger Agreement. Pursuant to an Amended and Restated Exchange Agreement, dated November 14, 2022, among the Company, Buyer and Julian Michalowski, as the representative of the Sellers (the “Exchange Agreement”), the Sellers may exchange their Buyer Shares from time to time for Common Shares on a one share for one share (1:1) basis for no consideration. The Company has reserved 25 million Common Shares for issuance upon such exchanges pursuant to the Exchange Agreement.

Pursuant to the terms of the Merger Agreement, the Company has agreed to provide the Sellers with customary registration rights with respect to the resale of the Common Shares they are eligible to receive upon the exchange of their Buyer Shares.

The foregoing description of the Merger, the Merger Agreement, the Exchange Agreement, and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement and the Exchange Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

This offer and sale of the 25,000,000 Buyer Shares (and the 25,000,000 Common Shares into which they are exchangeable) on November 14, 2022 was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions by the Company not involving any public offering. None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

The information contained in Item 2.01of this Current Report on Form 8-K is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The financial statements required by Item 9.01(a) will be filed with the Securities and Exchange Commission by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) will be filed with the Securities and Exchange Commission by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

10.1

Agreement and Plan of Merger, dated as of November 14, 2022, by and between Coast L Acquisition Corp., TPCO Holding Corp., Coastal MergerSub1, Inc., Coastal MergerSub2, LLC, Coastal Holding Company, LLC, the members of Coastal Holding Company, LLC identified therein solely for purposes of Section 5.09 thereof, and Julian Michalowski, as the Equityholders’ Representative

10.2	Amended and Restated Exchange Agreement, dated November 14, 2022, among TPCO Holding Corp., Coast L Acquisition Corp., and Julian Michalowski, as the Representative of the Exchangeable Shareholders

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2022

TPCO HOLDING CORP.

By:	s/ Mike Batesole	/
Name: Mike Batesole
Title: Chief Financial Officer

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